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                                                        EXHIBIT 11(a)(2)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



          We consent to the reference to our firm in the Registration Statement (Form N-1A) and related Statement of Additional Information of Capstone Government Income Fund, a series of Capstone Fixed Income Series, Inc., and to the inclusion of our report dated December 13, 1996.




                                                     /s/TAIT, WELLER & BAKER
                                                     TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
March 24, 1997